UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 14, 2017

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978 Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Registrant held its annual meeting of stockholders on July 14, 2017, at which time the following individuals were elected to the following classes of Registrant’s Board of Directors:

Class I:	Eric Bunting, M.D.
Thomas Bundros

Class II:	Don Dickson
William Green

Class III:	Jason Lane
Gary Buchler
Richard Munn

The appointment of Registrant’s independent auditors, Weinberg & Co., P.A., to serve as Registrant’s auditors for the year ending December 31, 2017, was ratified.

The proposal to amend Registrant’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 300 million to 500 million and to create a new class of preferred stock and authorize the Registrant to issue up to 100 million shares of preferred stock, requiring approval of a majority of Registrant’s issued and outstanding shares of common stock, was not approved.

On a non-binding advisory basis, the compensation and compensation program for the Registrant’s named executive officers was approved.

205,706,106 shares of Registrant’s common stock were entitled to vote. There were 143,222,717 shares of the Registrant’s common stock present in person and by proxy at the annual meeting, and a quorum was represented at the annual meeting in person and by proxy. The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1.       Proposal to elect seven (7) members of Registrant’s Board of Directors.

Director:	For:	Against:	Abstain:
Garv Buchler	84,509,087	352,000	389,263
Thomas Bundros	79,056,905	352,000	5,841,445
Eric Bunting	84,490,487	352,000	407,863
Don Dickson	79,053,408	352,000	5,844,942
William Green	84,486,590	352,000	411,760
Jason Lane	79,068,438	352,000	5,829,912
Richard W. Munn	84,492,487	352,000	405,863

2.       Proposal to ratify the appointment of Weinberg & Co., P.A. as Registrant’s independent accountants for the year ending December 31, 2017.

For:	Against:	Abstain:
140,718,471	1,664,123	840,123

3.        Proposal to amend Registrant’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 300 million to 500 million and to create a new class of preferred stock and authorize the Registrant to issue up to 100 million shares of preferred stock.

For:	Against:	Abstain:
80,210,073	4,074,221	966,056

4.        Proposal, on a non-binding advisory basis, to approve the compensation and compensation program for the Registrant’s named executive officers.

For:	Against:	Abstain:
74,842,669	6,826,718	3,580,963

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2017	QS ENERGY, INC.
	By:	/s/MICHAEL MCMULLEN
	Name:	Michael McMullen
	Title:	CFO

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